EXHIBIT 99.1

                          Grand Court Lifestyles, Inc.
                           Case Number: 00-32578(NLW)
                          Reporting Period: April 2002

                            MONTHLY OPERATING REPORT

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                                             Form         Document   Explanation
REQUIRED DOCUMENTS                            No          Attached    Attached
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements    MOR-1           X
--------------------------------------------------------------------------------
  Bank Reconciliation                        MOR-1 (CONT)    X
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  Copies of bank statements                                  X
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  Cash disbursement journals (attached to
    bank reconciliations)                                    X
--------------------------------------------------------------------------------
Statement of Operations                      MOR-2           X
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Balance Sheet                                MOR-3           X
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Status of Post Petition Taxes                MOR-4
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  Copies of IRS Form 6123 or payment receipt                 X
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  Copies of tax returns filed during
    reporting period                                         X
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Summary of Unpaid Post Petition Debts        MOR-4
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  Listing of aged accounts payable                           X
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Accounts Receivable Reconciliation & Aging   MOR-5          N/A
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Debtor Questionairre                         MOR-5           X
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I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.

/s/ Catherine V. Merlino CFO                              5/15/02
----------------------------------------                  -------
Signature of Debtor                                         Date

/s/ Catherine V. Merlino CFO                              5/15/02
----------------------------------------                  -------
Signature of Authorized Individual                          Date

/s/ Catherine V. Merlino CFO                              5/15/02
----------------------------------------                  -------
Printed Name of Authorized Individual                       Date

Case Number: 00-32578(NLW)                                            Form MOR-1

                          Grand Court Lifestyles, Inc.
                   Schedule of Cash Receipts and Disbursements
                         April 1, 2002-April 30, 2002

                                ---------------------------------------------------------------------------------------------------
                                                         Bank Accounts
                                ------------------------------------------------------------------------                 Cumulative
                                                                                 Real                      Current         filing
                                   (1)       Payroll    Payroll   Multi-family  Estate   Rental   Edward    Period         to date
                                Operating     Boca      Fort Lee  Sales-Escrow   Tax     Agency    Glatz    Actual         Actual
                                ---------------------------------------------------------------------------------------------------
Cash 4/1/02                      3,265,441     4,510       7,227    4,890,052   95,548   28,355  150,168   8,441,302      2,998,777
                                ===================================================================================================

Cash Receipts

Transfer to/from DIP accounts                                                                                      0              0
Transfers (from DIP accounts)      253,000    38,000     124,000                                             415,000     20,450,611
Management fees                                                                                                    0      1,050,516
Bookkeeping fees                                                                                                   0        686,500
General Partner fees                                                                                               0      1,259,798
Sterling National Bank     (2)                                                                                     0         (5,981)
Vendor refunds & expense reim-
  bursments                          2,881                                                                     2,881        464,689
Caton                               21,854                                                                    21,854        354,002
Notes, loans & other receivables   135,841                                                                   135,841      4,382,012
Sub-lease                                                                                                          0          7,300
Interest income                                                                                                    0        434,185
Construction funding
  reimbursements                                                                                                   0         73,376
Return of earnest money                                                                                            0         23,739
Lucinai Contribution                                                                                               0        261,557
Sale of Grand Court Assets                                                                                         0     10,834,144
Multi-family Sales                   2,958                             5,234                                   8,192      4,359,175
Transition service fee                                                                                             0        515,000
Settlement of avoidance actions     12,000                                                                    12,000         12,000
Interest income-Bankruptcy           2,133                             3,416        67       20      105       5,741        259,992
                                ---------------------------------------------------------------------------------------------------
Total Receipts                     430,667    38,000     124,000       8,650        67       20      105     601,509     45,422,615

Cash Disbursements:

Net Payroll and related taxes
  and expenses                               (38,697)   (124,040)                                           (162,737)    (7,686,402)
Insurance                          (15,406)                                                                  (15,406)    (1,015,343)
Administrative                    (104,652)                 (620)                                           (105,272)    (3,913,902)
Taxes                                                                                                              0       (403,399)
Other (see attached schedule)      (41,949)                                                                  (41,949)    (2,227,840)
Transfers (to DIP accounts)       (408,250)                           (6,750)                               (415,000)   (20,450,611)
Restructuring Costs                (60,718)                                                                  (60,718)    (4,427,916)
US Trustee Quarterly Fees           (7,500)                                                                   (7,500)       (61,750)
                                ---------------------------------------------------------------------------------------------------
Total Cash Disbursements          (638,475)  (38,697)   (124,660)     (6,750)        0        0        0    (808,582)   (40,187,163)
                                ---------------------------------------------------------------------------------------------------
Net Cash Flow                     (207,808)     (697)       (660)       1,900       67       20      105    (207,073)     5,235,452
                                ---------------------------------------------------------------------------------------------------
Cash April 30, 2002              3,057,633     3,813       6,567    4,891,952   95,615   28,375  150,273   8,234,229      8,234,229
                                ====================================================================================================

Calculating Trustee Quarterly Fees from Current Month Actual

                                                                       Total
                                                                   Disbursements
                                                                   -------------

Total Disbursements                                                     808,582
Less: Transfers to Debtor in Possession accounts                       (415,000)
Plus: Estate Disbursements made by outside sources                            0
                                                                   ------------
                                                                        393,582
                                                                   ============

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed

(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff.

Case Number: 00-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
April 1, 2002-April 30, 2002

Disbursements-Other

Property Funding-operations          14,199 (1)
Multi-family advances                27,750 (2)
                                    -------

                                     41,949
                                    =======

(1) Amount represents total advanced by debtor to two senior living properties to pay operating expenses, legal fees and insurance.
(2) Amount represents amounts advanced to various multi-family investing partnerships for preparation of the 2001 tax returns.

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
April 30, 2002

Beginning Balance @4/01/02                                             1,697.77

Add:  Cash Receipts                                                  415,000.00
Less: Cash Disbursements                                            (392,224.92)
                                                                 --------------

Book Balance @4/30/02                                                 24,472.85

Less: Deposits and transit
Add:  Outstanding Checks                                              40,690.96
                                                                 --------------
Bank Balance @4/30/02                                                 65,163.81
                                                                 ==============

CHASE CHECKING ACCOUNT
CASH RECEIPTS
April 30, 2002


04/01/02     Transfer from Chase money market acct.                  130,000.00
04/09/02     Transfer from Chase money market acct.                  150,000.00
04/23/02     Transfer from Chase money market acct.                  110 000.00
04/30/02     Transfer from Chase money market acct.                   25,000.00
                                                                   ------------

                                                                     415,000.00
                                                                   ============

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
April 30, 2002

Beginning Balance @4/01/02                                         3,263,745.92

Add:  Cash Receipts                                                  184,416.76
Less: Cash Disbursements                                            (415,000.00)
                                                                  -------------

Book Balance @4/30/02                                              3,033,162.68

Less: Deposits in Transit-                                           (63,030.00)
Add:  Outstanding Checks-
                                                                   ------------
Bank Balance @4/30/02                                              2,970,132.68
                                                                   ============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
April 30, 2002

                                                                         GCL
                                                                      ----------

Caton                                                     04/02/02    21,853.58
Ins Rebate-properties sold                                04/02/02     2,957.72
Transfer from Chase Multi-Family Money Market             04/02/02     6,750.19
Cashflow                                                  04/08/02    20,793.18
Avoidance claim settlement                                04/19/02     2,000.00
COBRA receipts                                            04/19/02     2,850.65
Cashflow                                                  04/19/02    52,047.97
Avoidance claim settlement                                04/23/02    10,000.00
Batchelor receivable                                      04/30/02    63,000.00
Tax refund                                                04/30/02        30.00
Interest Income                                           04/30/02     2,133.47
                                                                     ----------
                                                                     184,416.76
                                                                     ==========

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
April 30, 2002

                Vendor                                                   Check
Check No          Name                      Reference                     Date       Amount
---------------------------------------------------------------------------------------------
Debit      Grand Court     Transfer to Chase Business Checking Acct.    04/01/02    130,000.00
Debit      Grand Court     Transfer to Chase Business Checking Acct.    04/09/02    150,000.00
Debit      Grand Court     Transfer to Chase Business Checking Acct.    04/23/02    110,000.00
Debit      Grand Court     Transfer to Chase Business Checking Acct.    04/30/02     25,000.00
                                                                                  ------------
                                                                                    415,000.00
                                                                                  ============

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION

Bank Atlantic-Boca Payroll
                                                                         2002
                                                                         April

BOOK BAL BEGINNING                                                     4,508.82

CR - PER G/L
                                                     WT fm Chase      19,000.00
                                                     WT fm Chase      19,000.00

CD-PAYROLL-per ADP                                      4/12/02      (19,348.54)
                                                        4/26/02      (19,348.57)

CD-S/C

BOOK BAL ENDING                                                        3,811.71
                                                                  =============

DIT:

O/S:



                                                                           0.00
BANK BALANCE                                                           3,811.71
                                                                  =============

Per Bank Statement                                                     3,811.71

                                                                          (0.00)

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION
                                                                       Apr 02

BOOK BAL BEGINNING                                                     7,231.46

CR - PER G/L                                         WT fm Chase      18,000.00
                                                     WT fm Chase      57,000.00
                                                     WT fm Chase      49,000.00
CD-PAYROLL-per ADP sheets                                4/12/02     (42,301.49)
                                                         4/26/02     (24,885.21)

Payroll taxes                                            4/12/02     (31,237.26)
Payroll taxes                                            4/26/02     (22,993.02)
Payroll taxes

Garnishments                                         ck#1349          (1,311.50)
Garnishments                                         ck#1350          (1,311.50)
Garnishments
safety deposit box
Other-ADP charges                                                       (265.03)
Other-ADP charges                                                        (34.00)
Other-ADP charges                                                        (55.87)
Other-ADP charges                                                       (265.03)
Other-ADP charges

CD-S/C

BOOK BAL ENDING                                                        6,571.55
                                                                  =============

DIT:

O/S:                                                 ADP charge          265.03





Total Outstanding Checks                                                 265.03

BANK BALANCE                                                           6,836.58
                                                                  =============

Per Bank Statement                                                     6,836.58

                                                                          (0.00)

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
April 30, 2002

Beginning Balance @4/01/02                                         4,890,052.51

Add:  Cash Receipts-sales proceeds                                     5,234.16
Add:  Cash Receipts-interest income                                    3,416.21
Less: Transfer to Chase MM                                            (6,750.19)
                                                                   ------------

Book Balance @4/30/02                                              4,891,952.69

Less: Deposits in Transit                                                  0.00
Add:  Outstanding Checks                                                   0.00
                                                                   ------------

Bank Balance @4/30/02                                              4,891,952.69
                                                                   ============

CHASE MANHATTAN BANK
REAL ESTATE ESCROW ACCOUNT
A/C 312-8396952-65
April 30, 2002

Beginning Balance @4/01/02                                             95,548.60

Add:  Cash Receipts-Interest Income                                        66.78
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @4/30/02                                                  95,615.38

Less: Deposits in Transit                                                   0.00
Add:  Outstanding Checks                                                    0.00
                                                                       ---------

Bank Balance @4/30/02                                                  95,615.38
                                                                       =========

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
April 30, 2002

Beginning Balance @4/01/02                                             28,355.21

Add:  Cash Receipts                                                        19.82
Less: Cash Disbursements
                                                                       ---------

Book Balance @4/30/02                                                  28,375.03

Less: Deposits in Transit                                                   0.00
Add:  Outstanding Checks                                                    0.00
                                                                       ---------

Bank Balance @4/30/02                                                  28,375.03
                                                                       =========

CHASE MANHATTAN BANK
MONEY MARKET-Ed Glatz
A/C 312-8380029-68
April 30, 2002

Beginning Balance @4/01/02                                            150,168.18

Add:  Transfer from Chase Money Market
Less: Cash Receipts-interest income                                       104.95

                                                                      ----------

Book Balance @4/30/02                                                 150,273.13

Less: Deposits in Transit                                                   0.00
Add:  Outstanding Checks                                                    0.00
                                                                      ----------

Bank Balance @4/30/02                                                 150,273.13
                                                                      ==========

                                                                      Form MOR-2

                          Grand Court Lifestyles, Inc.
                                Income Statement
                         April 1, 2002-April 30, 2002

                                                               Cumulative Filing
                                                     04/30/02        to Date
                                                 -------------------------------

Revenues:

Management Fee Income                                       0         2,279,074
General Partner Fees                                        0           304,645
Interest Income                                       101,331        11,262,729
Deferred Profit Earned                                 46,823         1,199,320
Loss from Wholly-Owned Subsidiaries                         0        (3,291,473)
Loss from Joint Ventures                                    0        (1,345,158)
Other Income                                           12,000           527,000
                                                 -------------------------------
Total Revenues                                        160,154        10,936,137

Administrative Expenses:

Travel                                                  5,942           103,379
Telephone                                              11,897           328,350
Federal Express                                         3,454            77,582
Postage                                                 2,000            43,872
Office Supplies & Expense                               6,109           294,640
Outside Storage                                         1,665            41,286
Miscellaneous                                               0            42,246
ADP                                                       620            17,546
Legal & Accounting                                          0           297,855
Licenses & Filing Fees                                    641            53,381
Recruitment                                                 0             8,855
Printing                                                    0             8,765
Caton Expenses                                         16,374           417,188
Rent                                                   35,925         1,178,346
Computer Equipment Maintenance                            599           187.854
Insurance                                               9,607           848,040
Equipment Leases                                        3,571           161,672
Office Salaries and expenses                          165,686         7,610,146
Director's Fees                                             0             9,500
Interest                                                    0            25,874
Corporate Taxes                                           (27)          322,640
Amortization                                                0           757,925
                                                 -------------------------------
Total Administrative Expenses                         266,063        12,836,942
                                                 -------------------------------
Extraordinary Expenses:

Net loss due to loss of properties (1)                656,262        26,811,988
                                                 -------------------------------
Total Expenses                                        922,325        39,648,930
                                                 -------------------------------
Net Income(Loss) Before Reorganization Expenses      (762,171)      (28,712,793)
                                                 -------------------------------
Restructuring Expenses:
Administrative fees                                    (4,033)         (406,244)
Professional fees                                     (86,019)       (4,537,534)
US Trustee Quarterly Fees                              (7,500)          (61,750)
Interest Earned on Accumulated Cash
   from Chapter 11                                      5,741           259,993
                                                 -------------------------------
Total Reorganization Expenses                         (91,811)       (4,745,535)
                                                 -------------------------------
Net Income(Loss)                                     (853,982)      (33,458,328)
                                                 ===============================

Note (1):

(a) Net loss due to loss of properties for the month of April represents:

(i) reduction of loans payable due to the collection of
investor notes which were sold as part of the sale of the
general partner interests pursuant to section 363 of the
bankruptcy code and the application of the investor note
payments to the Debtor's liability.                                    (196,000)

as offset by:

(ii) the write off of a multi-family note and receivables
related to a property whose underlying mortgage is in
defaul.                                                                 852,262
                                                                      ---------
                                                                        659,262
                                                                      =========

(b) A final analysis of all of the details of the sale of the general partner interests and related assets and its effect on the balance sheet and income statement of the debtor has not yet been completed.


(c) The fiscal year end of the debtor is January 31, 2002. Certain financial information needed in order to finalize the debtor's fiscal year end is not yet available. This information will be reported in the monthly operating report in which the information becomes available.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                  Balance Sheet
                                 April 30, 2002

                                                  Book Value        Book Value
                                                   at end of       on Petition
                                                     Month             Date
                                              ---------------------------------

Assets:

Cash                                                8,234,229         2,998,777
Notes & Receivables                               169,248,999       227,986,234
Investments                                         3,925,692        16,099,729
Construction in Progress                                    0           739,486
Furniture & Equipment-net                              49,313         4,658,158
Other Assets                                       16,634,466        18,526,143
                                              ---------------------------------

Total Assets                                      198,092,699       271.008.527
                                              =================================

Liabilities Not Subject to Compromise:

Accounts Payable                                      289,062           549,781
Professional Fees                                     801,862                --
                                              ---------------------------------

Total Post-Petition Liabilities                     1,090,924           549,781
                                              ---------------------------------

Deferred Income                                    41,777,054        67,403,696
Deferred Rent Obligations                                  --         2,741,705

Liabilities Subject to Compromise:

Secured Debt                                       90,410,009       106,385,512
Priority Debt                                         217,279           486,635
Unsecured Debt                                     88,414,880        84,197,250
                                              ---------------------------------

Total Pre-Petition Liabilities                    179,042,168       191,069,397
                                              ---------------------------------

Stockholders' Equity:

Common Stock                                          178,000           178,000
Treasury Stock                                     (1,579,817)       (1,579,817)
Paid-in-Capital                                    75,350,594        75,053,000
Accumulated Deficit                               (57,091,480)      (57,190,813)
Net (loss) for period                             (40,674,744)       (7,216,422)
                                              ---------------------------------

Total Stockholders' Equity                        (23,817,447)        9,243,948
                                              ---------------------------------

Total Liabilities & Stockholders' Equity          198,092,699       271,008,527
                                              =================================

                           Case Number: 0O-32578(NLW)
                      Reporting Period: Month of April 2002
                          Status of Postpetition Taxes
                             Fort Lee & Boca office

                             Beginning     Amount                                               Ending
                                Tax       Withheld     Amount      Date          Check No        Tax
                             Liability   or Accrued     Paid       Paid           or EFT      Liability
                          -----------------------------------------------------------------------------
Federal

Withholding                     (0)        27,950      27,950   4/12,4/26       see attached        (0)
FICA-Employee                   (0)         8,818       8,818   4/12,4/26       see attached        (0)
FICA-Employer                   (0)         8,818       8,818   4/12,4/26       see attached        (0)
Unemployment                     0                                                                   0
Income                           0                                                                   0
Other:                           0                                                                   0
                          -----------------------------------------------------------------------------
  Total Federal Taxes            0         45,586      45,586               0              0         0
                          -----------------------------------------------------------------------------

State & Local

Withholding                      0          7,929       7,929   4/12,4/26       see attached         0
Sales
Excise
Unemployment                     0            715         715   4/12,4/26       see attached         0
Real Property
Personal Property
Other
                          -----------------------------------------------------------------------------
  Total State & Local            0          8,644       8,644               0              0         0
                          -----------------------------------------------------------------------------

Total Taxes                     (0)        54,230      54,230               0              0         0
                          =============================================================================

Case Number:00-32578(NLW)                                             Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                        Reporting period: April 30, 2002

                                                   Number of Days Past Due
                            Current    0-30    31-60   61-90   Over 90    Total
                            ----------------------------------------------------

Accounts Payable                      14,767     0       0      19,191    33,958
Accrued expenses                                                19,805    19,805
Taxes Payable                24,014                                       24,014
Other                       194,479   10,992                     5,814   211,285
                            ----------------------------------------------------

Total Post Petition Debts   218,493   25,759     0       0      44,810   289,062
                            ====================================================

                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                            Case Number 00-32578(NLW)
                          Reporting Period - April 2002

Debtor Questionaire
                                                                  Yes         No
--------------------------------------------------------------------------------

1.    Have any assets been sold or transferred outside the
      normal course of business this reporting period? If
      yes, provide an explanation below                            X

--------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account other
      than a debtor in possession account this reporting
      period? If yes, provide an explanation below.                           X

--------------------------------------------------------------------------------
3.    Have all postpetition tax returns been timely filed?
      If no, provide an explanation below.                          X

--------------------------------------------------------------------------------
4.    Are workers compensation, general liability and other
      necessary insurance coverages in effect? If no,
      provide an explanation below.                                 X

--------------------------------------------------------------------------------

Note 1: The write off of a multi-family note and receivables relating to a property whose mortgage is in default.